Exhibit 10.2

EXECUTION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of April 26, 2013, by and among Auxilium Pharmaceuticals, Inc., a Delaware corporation, the “Company”), and GTCR Fund X/A, L.P., acting as agent on behalf of the Sellers, as the Representative (the “Investor”).

WHEREAS, certain of the parties to this Agreement are parties to an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, among other things, the Company issued the Warrant to the Investor as the Representative (on behalf of the Sellers);

WHEREAS, in order to induce the Sellers to enter into the Merger Agreement and consummate the transactions contemplated thereby, the Company has agreed to provide the registration rights set forth in this Agreement;

WHEREAS, the execution and delivery of this Agreement is a condition to the Closing under the Merger Agreement; and

WHEREAS, unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 9.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.             Demand Registrations.

(a)           Requests for Registration.  At any time and from time to time following the date hereof, the holders of a majority of the Registrable Securities then outstanding may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or, if available, on Form S-3 (including a shelf registration pursuant to Rule 415 under the Securities Act) or any similar short-form registration (“Short-Form Registrations”) in accordance with Section 1(b) and Section 1(c).  All registrations requested by the holders of Registrable Securities pursuant to this Section 1(a) are referred to herein as “Demand Registrations.”  Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering.  Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the terms of Section 1(d), shall include in such registration (and in all related registrations and qualifications under state blue-sky laws and in compliance with other registration requirements and in any related underwriting) all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company’s notice.

(b)           Long-Form Registration.  The holders of a majority of the then outstanding Registrable Securities shall be entitled to request one Long-Form Registration; provided that at least 30% of the then outstanding Registrable Securities are proposed to be registered in such Long Form Registration.  The Company shall pay all Registration Expenses for such Long-Form Registration.  A registration shall not count as the permitted Long-Form Registration unless it has become effective and unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated and not subsequently withdrawn by the holders of a majority of the then outstanding Registrable Securities as a Long-Form Registration whether or not it has become effective and whether or not such registration has counted as the permitted Long-Form Registrations hereunder.

(c)           Short-Form Registrations.  In addition to the Long-Form Registration provided pursuant to Section 1(b), the holders of a majority of the then outstanding Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses in connection with any registration initiated and not subsequently withdrawn by the holders of a majority of the then outstanding Registrable Securities as a Short-Form Registration whether or not such Short-Form Registration has become effective.  The Company shall not be required to commence a Short Form Registration if less than 25% of the then outstanding Registrable Securities are proposed to be registered in such Short Form Registration.  Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration.  The Company shall use its commercially reasonable efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

(d)           Priority on Demand Registrations.  The Company shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration, which consent shall not be unreasonably withheld, conditioned or delayed.  If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, then the Company shall include in such registration only that number of securities which in the opinion of such underwriters can be sold in such offering without adversely affecting the marketability of the offering within such price range, with priority to be included determined as follows:  (i) first, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder and (ii) second, any other securities requested to be included in such registration, the inclusion of which the holders of a majority of the Registrable Securities included in such registration have consented in writing, which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the number of securities owned by each such holder.

(e)           Restrictions on Demand Registrations.

(i)            The Company shall not be obligated to effect any Demand Registration (A) within 90 days after the effective date of a previous Long-Form Registration, (B) that is a Long-Form Registration within 30 days before the Company’s good faith estimate of the date of filing of, and ending on a date that is the later of (x) 90 days after the effective date of a Company-initiated registration and (y) the date upon which the Company could effect a Long-Form Registration without violating the terms of any market stand-off, lock-up or other agreement to which the Company is a party and pursuant to which the Company is not permitted to register or issue securities, (C) that is a Short-Form Registration within 30 days before the Company’s good faith estimate of the date of filing of, and ending on a date that is 90 days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective, or (D) if the Company has effected two Demand Registrations within the 12-month period immediately prior to such request.

(ii)           The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company’s Board of Directors reasonably determines in its good faith judgment that such Demand Registration would (A) materially interfere with any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar material transaction, (B) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (C) render the Company unable to comply with the requirements of the Securities Act or the Exchange Act; provided that in any such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn with respect to a Long-Form Registration, such Demand Registration shall not count as the permitted Long-Form Registration hereunder and the Company shall pay all Registration Expenses in connection with such registration.  The Company may delay a Demand Registration hereunder only once in any consecutive twelve-month period.

(f)            Selection of Underwriters.  The Company shall have the right to select the investment banker(s) and manager(s) to administer the offering in connection with any underwritten Demand Registration, subject to the approval of the holders of a majority of the Registrable Securities initially requesting such Demand Registration, such consent not to be unreasonably withheld, conditioned or delayed.

(g)           Other Registration Rights.  The Company represents and warrants that, except as set forth in the disclosure schedules to the Merger Agreement, it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company.  Except as provided to the Investor in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities then outstanding, such consent not to be unreasonably withheld, conditioned, or delayed; provided that the Company may grant (i) registration rights to the holders of the equity of an entity to be acquired by the Company, and (ii)  rights to participate in any Piggyback Registrations so long as such rights are subordinate to the priority rights of the holders of Registrable Securities with respect to Piggyback Registrations as provided in Sections 2(c) and 2(d).

2.             Piggyback Registrations.

(a)           Right to Piggyback.  Whenever the Company proposes to register any of its equity securities under the Securities Act (other than pursuant to a (i) Demand Registration, (ii) registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (iii) registration relating to transaction conforming with the requirements of Rule 145 promulgated by the SEC under the Securities Act; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered (any of the foregoing (ii)-(iv) being referred to herein as an “Excluded Registration”) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to the terms of Sections 2(c) and 2(d), shall include in such registration (and in all related registrations or qualifications under blue-sky laws and in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company’s notice.

(b)           Piggyback Expenses.  The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations, whether or not any such registration has become effective.

(c)           Priority on Primary Registrations.  If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability of the offering, then the Company shall include in such registration only that number of securities which in the opinion of such underwriters can be sold in such offering without adversely affecting the marketability of the offering, with priority to be included determined as follows:  (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder and (iii) third, any other securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the number of securities owned by each such holder.

(d)           Priority on Secondary Registrations.  If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than holders of Registrable Securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability of the offering, then the Company shall include in such registration only that number of securities which in the opinion of such underwriters can be sold in such offering without adversely affecting the marketability of the offering, with priority to be included determined as follows:  (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder and (ii) second, any other securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the number of securities owned by each such holder.

(e)           Selection of Underwriters.  If any Piggyback Registration is an underwritten offering, then the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration, which approval shall not be unreasonably withheld.

(f)            Other Registrations.  If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, then the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except pursuant to an Excluded Registration or pursuant to registration rights granted by the Company prior to the date of this Agreement), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

3.             Holdback Agreements.

(a)           No holder of Registrable Securities shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or underwritten Piggyback Registration (the “Holdback Period”), except as part of any such underwritten registration, unless the underwriters managing the registered public offering otherwise agree in writing.  Notwithstanding the foregoing, this Section 3(a) shall not be applicable to or otherwise be binding on the holders of Registrable Securities unless the Company complies with its obligations under Section 3(b) in connection with any such offering.  If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the Holdback Period or (ii) prior to the expiration of the Holdback Period, the Company announces that it will release earnings results during the 16-day period beginning upon the expiration of such period, then to the extent necessary for a managing or co-managing underwriter of a registered offering required hereunder to comply with NASD Rule 2711(f)(4), the Holdback Period will be extended until 18 days after the earnings release or the occurrence of the material news or event, as the case may be.  The restriction in the immediately preceding sentence is the “Holdback Extension.”  The Company may impose stop-transfer instructions with respect to the shares of its common stock (or other securities) subject to the foregoing restriction during any Holdback Period or any period of Holdback Extension.

(b)           The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the Holdback Period (including during any period of Holdback Extension) (except as part of such underwritten registration or pursuant to an Excluded Registration), unless the underwriters managing the registered public offering otherwise agree in writing, and (ii) to the extent not inconsistent with applicable law, shall cause each of its executive officers and directors and holders (other than the Investor) of at least 2% (on a fully diluted basis) of its common stock, or any securities convertible into or exchangeable or exercisable for or having residual economic rights comparable to common stock (other than holders that purchased shares or units solely in a registered public offering), to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree in writing.

4.             Registration Procedures.  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a)           prepare in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by the holders of a majority of the Registrable Securities included in such registration copies of all such documents proposed to be filed, which documents shall be subject to the review and reasonable comments of such counsel);

(b)           notify in writing each holder of Registrable Securities to be sold thereunder of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than 180 days or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of securities thereunder by any underwriter or dealer or (ii) such shorter period as shall terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)           furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each Free-Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)           use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue-sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(e)           promptly notify in writing each seller of such Registrable Securities (i) after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue-sky law or any exemption thereunder has been obtained, (ii) after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement (A) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made or (B) is otherwise not legally available to support sales of Registrable Securities, and, at the request of any such seller, the Company promptly shall prepare, file with the Securities and Exchange Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(f)            prepare and file promptly with the Securities and Exchange Commission, and notify such holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, when any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, in case an of such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the

Company shall use its commercially reasonable efforts to prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

(g)           cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(h)           provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(i)            enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities included in such registration or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares and preparing for and participating in such number of “road shows,” investor presentations and marketing events as the underwriters managing such offering may reasonably request);

(j)            make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(k)           take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(l)            otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(m)          permit any holder of Registrable Securities which holder, in its good faith judgment (based on the advice of counsel), could reasonably be expected to be deemed to be an underwriter or a controlling Person of the Company, to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

(n)           in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order;

(o)           use its commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(p)           obtain a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities included in such registration reasonably request; and

(q)           if requested by the holders of a majority of the Registrable Securities included in such registration or required by the underwriters managing such offering, provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 4 with respect to the Registrable Securities of any selling holder of Registrable Securities that such holder of Registrable Securities shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required by the Company or the underwriters of a registration to effect the registration of such holder of Registrable Securities.

5.             Registration Expenses.

(a)           All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration, qualification and filing fees, fees and expenses of compliance with securities or blue-sky laws, printing expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions for which the selling holders of Registered Securities) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company as provided in this Agreement, and the Company also shall pay all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

(b)           In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration up to $50,000 for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

(c)           To the extent any expenses relating to a registration hereunder are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those expenses allocable to the registration of such holder’s securities so included, and any expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

6.             Indemnification.

(a)           The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, members, partners, agents, affiliates and employees, and each Person who controls such holder (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities, and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof), whether joint and several or several, together with reasonable costs and expenses (including reasonable attorneys’ fees) to which any such indemnified party may become subject under the Securities Act or otherwise (collectively, “Losses”) caused by, resulting from, arising out of, based upon, or relating to (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 7, collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the blue-sky or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of any rule or regulation promulgated pursuant to any federal, state or common law rule or regulation including the Securities Act, applicable to the Company and relating to action or inaction required of the Company in connection with any such registration hereunder, and the Company will reimburse such holder and each such director, officer, and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such Losses, except insofar as the same are caused by or contained in any information furnished in writing to the Company or any managing underwriter by such holder expressly for use therein; provided that the foregoing indemntiy agreement shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the prior written consent of the Company, such consent not to be unreasonably withheld, conditioned, or delayed.  In connection with an underwritten offering, the Company shall indemnify any underwriters or deemed underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities (or to such lesser extent that may be agreed to between the underwriters and the Company).

(b)           In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company and the managing underwriter in writing such information and affidavits as the Company or the managing underwriter reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its managers, directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any Losses resulting from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or in any application, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in each case, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein; provided that in the event that a court of competent jurisdiction decides against any such allegations of untrue statements or omissions of a material fact, such holders shall be reimbursed for any amounts previously paid hereunder with respect to such allegations; and provided further that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c)           Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.  In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the securities included in the registration by such conflicting indemnified parties, at the expense of the indemnifying party.  No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)           Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Sections 6(a) or 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 6(c), defending any such action or claim.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The sellers’ obligations in this Section 6(d) to contribute shall be several in proportion to the amount of securities registered by them and not joint and shall be limited to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.

(e)           The indemnification provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

(f)            No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnifying party a release from all liability in respect to such claim or litigation.

7.             Participation in Underwritten Registrations.  No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters in connection with an underwritten registration (other than representations and warranties regarding such holder, such holder’s title to the securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise specifically provided in Section 6, or to agree to any lock-up or holdback restrictions, except as otherwise specifically provided in Section 3(a).

8.             Other Agreements.  The Company shall use its commercially reasonable efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as the Investor may reasonably request, all to the extent required to enable such Persons to sell securities pursuant to (a) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission or (b) a registration statement on Form S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission.  Upon reasonable request, the Company shall deliver to the Investor a written statement as to whether it has complied with such requirements.  The Company shall at all times use its commercially reasonable efforts to cause the securities so registered to be listed on one or more of The NASDAQ Stock Market and/or the New York Stock Exchange.

9.             Definitions.

(a)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time-to-time thereunder.

(b)           “Free-Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

(c)           “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(d)           “Registrable Securities” means (i) any securities issued or issuable directly or indirectly with respect to the Warrant, including by way of any exercise or partial exercise thereof or any dividend, distribution or equity split or in connection with an exchange or a combination of equity interests, recapitalization, reclassification, merger, consolidation or other reorganization, and (ii) any other securities of the Company or its successor held by Persons holding securities that are described in clause (i) above.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any subsidiary.  For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities and such Registrable Securities shall be deemed to be in existence whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), including upon exercise of the Warrant, whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

(e)           “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time-to-time thereunder.

(f)            Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Merger Agreement.

10.          Miscellaneous.

(a)           Representative.  The Investor is acting hereunder as agent on behalf of the Sellers pursuant to, and subject to the limitations set forth in, Section 10.01 of the Merger Agreement.  The Investor will disburse, or cause to be disbursed, any net cash proceeds of Registrable Securities held by the Investor to each Seller, pro rata in accordance with each Seller’s Residual Percentage.

(b)           No Inconsistent Agreements.  The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(c)           Assignment.  The rights provided for in this Agreement may be transferred by the Investor to any of (i) a duly appointed successor Representative (as defined in the Merger Agreement) or (ii) the Sellers.  Except as set forth in the immediately preceding sentence, the rights provided for in this Agreement may not be transferred by a holder of a Warrant or Warrant Shares or any permitted transferee of such holder, in whole or in part, without the prior written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed.

(d)           Remedies.  Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement. Notwithstanding the foregoing, no holder of Registrable Securities shall have any right to seek or obtain an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation.

(e)           Amendments.  Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of a majority of the Registrable Securities then outstanding.

(f)            Successors and Assigns.  All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.  The provisions of this

Agreement which are for the benefit of purchasers or holders of Registrable Securities shall not be assignable to any subsequent holder of Registrable Securities without the prior written consent of the Company, which consent may not be unreasonably withheld, delayed or conditioned.

(g)           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid, illegal or unenforceable in any respect under any applicable law, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability, without invalidating the remainder of this Agreement.

(h)           Counterparts.  This Agreement may be executed and delivered in counterparts (including delivery of signature pages by means of telecopy, facsimile or electronic transmission in portable document format (pdf)), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(i)            Descriptive Headings; Interpretation.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.  The use of the word “including” herein shall mean “including without limitation.”

(j)            Governing Law.  The law of the applicable state in which the Company is formed shall govern all issues and questions concerning the relative rights and obligations of the Company and its equityholders.  All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(k)           Waiver of Trial by Jury.  EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE.  EACH PARTY TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(l)            Notices.  All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when personally delivered, (ii) when transmitted via facsimile device to the number set out below if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (iii) the day following the day (except if not a Business Day then the next Business Day) on which the same has been delivered prepaid to a reputable national overnight air courier service or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid.  Such notices, demands and other communications shall be sent to the Investor and any subsequent holder of Registrable Securities at the address indicated on the Schedule of Investors attached hereto and to the Company at the address indicated below:

Auxilium Pharmaceuticals, Inc.
640 Lee Road
Chesterbrook, PA 19087
Attention:	James E. Fickenscher, Chief Financial Officer
Fax:	(484) 321-5996
Telephone:	(484) 321-5902

with a copy to:

Auxilium Pharmaceuticals, Inc.
640 Lee Road
Chesterbrook, PA 19087
Attention:	Andrew I. Koven, Chief Administrative Officer and General Counsel
Fax:	(484) 321-5996
Telephone:	(484) 321-5907

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

(m)          Rights Cumulative; Waiver.  The rights and remedies of the Investor and the Company under this Agreement shall be cumulative and not exclusive of any rights or remedies which either would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by either party in exercising any right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude such party’s other or further exercise or the exercise of any other power or right.  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach, and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

(n)           No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(o)           Delivery by Electronic Transmission.  This Agreement and any signed agreement entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such contract, each other party hereto or thereto shall re—execute original forms thereof and deliver them to all other parties.  No party hereto or to any such contract shall raise the use of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail to deliver a signature or the fact that any signature or contract was transmitted or communicated through the use of facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail as a defense to the formation of a contract and each such party forever waives any such defense.

*              *              *              *              *

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

THE COMPANY:

AUXILIUM PHARMACEUTICALS, INC.

By:	/s/ James E. Fickenscher
Name:	James E. Fickenscher
Its:	Chief Financial Officer

INVESTOR:

GTCR FUND IX/A, L.P.

By: GTCR Partners IX, L.P.
Its: General Partner

By: GTCR Golder Rauner II, L.L.C.
Its: General Partner

By:	/s/ Constantine S. Mihas
Name:	Constantine S. Mihas
Its:	Principal

Signature Page to Registration Rights Agreement

SCHEDULE OF INVESTORS

The Investor:

GTCR Fund IX/A, L.P.
c/o GTCR LLC
300 North LaSalle Street, Suite 5600
Chicago, Illinois 60654
Attn:	Constantine S. Mihas
Facsimile No.: (312) 382-2201

with copies to (which shall not constitute notice):

Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Attn:	Sanford E. Perl, P.C.
Michael H. Weed, P.C.
Facsimile No.: (312) 862-2200